LETTER TO SHAREHOLDERS                                   ACM Managed Income Fund
================================================================================


April 26, 1999

Dear Shareholder:

We are pleased to report to you on the strategy, performance and outlook of ACM Managed Income Fund (the Fund). The Fund's objective is to provide investors with a high level of total return by seeking both high current income and capital appreciation. To achieve its objective the Fund invests primarily in U.S. Government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts.


INVESTMENT RESULTS

The following table provides performance for your Fund over the six- and 12-month periods ended February 28, 1999. For comparison, we have included performance for the Lehman Brothers Aggregate Bond Index, which is a standard measure of the performance of a basket of unmanaged debt securities.

Your Fund underperformed the benchmark for both the six- and 12-month periods ended February 28, 1999, primarily due, as discussed below, to the Fund's positions in lower quality issues within the high-yield sector.


INVESTMENT RESULTS(*)
Periods Ended February 28, 1999
                                          Total Returns
                                     6 Months       12 Months
                                     --------       ---------
ACM Managed
  Income Fund                         -6.60%         -9.55%
Lehman Brothers
  Aggregate Bond Index                 1.61%          6.27%

* The Fund's investment results represent total returns and are based on the net asset value as of February 28, 1999. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

The Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. An investor cannot invest directly in an index.


MARKET OVERVIEW

During the six-month period ended February 28, 1999, financial markets stabilized and recovered from the turmoil experienced in the third quarter of 1998. Despite an unprecedented wave of financial shocks both at home and abroad, overall U.S. economic growth remained strong, while inflation, interest rates, and unemployment reached historic lows. Strong consumer demand and productivity growth were the driving forces behind the expansion. However, the manufacturing sector continued to be negatively affected by weaker exports, as economies outside the U.S. continued to slow. The Federal Reserve cut interest rates at the beginning of the period when the risk of an economic slowdown outweighed the risk of inflation.

                                                         ACM Managed Income Fund
================================================================================


The U.S. bond market recorded modest returns over the six months ended February 28, 1999. At the beginning of the period, the U.S. bond market climbed as investors continued to seek safety from global market turmoil. However, as interest rate cuts and stronger-than-expected U.S. economic growth restored investor confidence, the bond market lost its "safe-haven" appeal. Investors moved back into higher yielding assets and the equity market resumed its climb into record breaking territory. Later in the period, bond market returns were further dampened as additional positive economic news made it increasingly unlikely that the Federal Reserve would cut interest rates.

The high-yield sector performed poorly at the beginning of the period as investors shunned credit risk in favor of safer government securities. After the Federal Reserve cut interest rates and the equity market rebounded, investors moved back into the high-yield sector in search of higher returns. Subsequently, high-yield debt prices rebounded, but not to the levels reached prior to August of 1998. Also, within the high-yield sector, lower quality issuers continued to perform poorly as investors shunned all but the highest quality issuers.


INVESTMENT STRATEGY

Over the six-month period ended February 28, 1999, we maintained a longer interest rate duration than the market, generally employing U.S. Treasury holdings with maturities of 10 years or more. Within our corporate allocation, we selectively picked solid credits, which we thought were undervalued. We were particularly interested in the communications sector, which benefited from strong earnings and merger activity in 1998. The utility sector also provided some attractive investments, as this sector benefits from its "safe-haven" status during times of market volatility.


OUTLOOK

We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, global growth will continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to remain strong in 1999, while inflation and interest rates remain low. In this economic environment, it is unlikely that the Federal Reserve will cut interest rates.

In the U.S. fixed income market, we expect the safe-haven premium on Treasuries to diminish somewhat, but Treasuries will perform well given their attractiveness to foreign investors, a low inflationary environment and investor sentiment to constrain risk. Given the generally positive economic environment, coupled with historically high yield spreads to Treasuries, we believe that the high-yield sector is poised to perform strongly during the remainder of the year. However, we anticipate volatility will remain elevated in the near term as economic events from overseas impact financial markets.

Thank you for your continued interest and investment in ACM Managed Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

/s/ John D. Carifa
John D. Carifa
Chairman and President

/s/ Wayne D. Lyski
Wayne D. Lyski
Senior Vice President

PORTFOLIO OF INVESTMENTS
February 28, 1999 (unaudited)                            ACM Managed Income Fund
================================================================================

Moody's                                             Principal
Investor                                             Amount
Ratings                                               (000)             Value
--------------------------------------------------------------------------------
    U.S. GOVERNMENT
     OBLIGATIONS-62.0%
Aaa U.S. TREASURY BONDS-29.4%
     6.25%, 8/15/23 ......................        $     1,250       $  1,319,923
     6.625%, 2/15/27 .....................             12,000         13,383,756
     8.125%, 8/15/19 .....................              6,600          8,382,000
     12.375%, 5/15/04 ....................             32,300         42,393,750
     14.00%, 11/15/11 ....................              8,700         13,226,723
                                                                    ------------
                                                                      78,706,152
                                                                    ------------
Aaa U.S. TREASURY NOTES-15.2%
     6.25%, 10/31/01 .....................              9,000          9,236,250
     6.25%, 2/15/07 ......................              7,800          8,214,375
     7.00%, 7/15/06 ......................             21,400         23,433,000
                                                                    ------------
                                                                      40,883,625
                                                                    ------------
Aaa U.S. TREASURY STRIPS-17.4%
     Zero coupon, 5/15/09 ................              2,880          1,629,190
     Zero coupon, 5/15/10 ................             19,130         10,134,424
     Zero coupon, 2/15/11 ................             16,500          8,336,394
     Zero coupon, 5/15/14 ................             65,100         26,611,122
                                                                    ------------
                                                                      46,711,130
                                                                    ------------
    Total U.S. Government Obligations
     (cost $164,496,119) .................                           166,300,907
                                                                    ------------

   CORPORATE
     OBLIGATIONS-44.8%
    AEROSPACE-1.9%
B1   Hexcel Corp.,
       9.75%, 1/15/09(a) .................              5,000          5,150,000
                                                                    ------------
    AUTOMOTIVE-0.5%

Caa1 Breed Technologies, Inc.,
       9.25%, 4/15/08(a) .................              3,000          1,515,000
                                                                    ------------
    BROADCASTING & CABLE-2.2%
B3   Optel, Inc., Series B,
       11.50%, 7/01/08 ...................              5,000            965,000
B3   Optel, Inc., Series B,
       13.00%, 2/15/05 ...................              5,000          5,025,000
                                                                    ------------
                                                                       5,990,000
                                                                    ------------
    BUSINESS SERVICES-1.5%
B1   Geologistics Corp.,
       9.75%, 10/15/07 ...................              5,000          4,025,000
                                                                    ------------
    CHEMICALS-1.5%
Baa3 Equistar Chemicals L.P.,
       8.75%, 2/15/09(a) .................              4,000          4,105,000
                                                                    ------------

Moody's                                             Principal
Investor                                             Amount
Ratings                                               (000)             Value
--------------------------------------------------------------------------------
    COMMUNICATIONS-5.3%
NR   Exodus Communications, Inc.,
       11.25%, 7/01/08 ...................        $     3,000       $  3,150,000
B3   ICO Global Communications,
       15.00%, 8/01/05(b) ................              5,000          3,600,000
NR   Logix Communications
       Enterprises,
       12.25%, 6/15/08 ...................              8,000          7,440,000
                                                                    ------------
                                                                      14,190,000
                                                                    ------------
    CONSUMER PRODUCTS
     & SERVICES-4.4%
B2   Evenflo Company, Inc.,
       11.75%, 8/15/06(a) ................              2,300          2,357,500
B3   Riverwood International Corp.,
       10.625%, 8/01/07 ..................              5,000          5,112,500
NR   Waterford Gaming L.L.C.,
       12.75%, 11/15/03 ..................              3,784          4,304,300
                                                                    ------------
                                                                      11,774,300
                                                                    ------------
    CONTAINERS-1.0%
B2   Anchor Glass Corp.,
       11.25%, 4/01/05 ...................              2,500          2,625,000
                                                                    ------------
    ELECTRONICS-2.5%
B2   CHS Electronics, Inc.,
       9.875%, 4/15/05 ...................              7,500          6,787,500
                                                                    ------------
    ENERGY-2.5%
B3   Chesapeake Energy
       Corp., Series B,
       9.625%, 5/01/05 ...................              6,000          3,870,000
Caa2 Transamerican Energy,
       Inc., Series B,
       11.50%, 6/15/02 ...................              9,000          2,745,000
                                                                    ------------
                                                                       6,615,000
                                                                    ------------
    FINANCIAL SERVICES-1.9%
Ba3  Willis Corroon Corp.,
       9.00%, 2/01/09(a) .................              5,000          5,025,000
                                                                    ------------
    FOOD-1.8%
Caa1 Specialty Foods Corp.,
       Series B,
       11.125%, 10/01/02 .................              5,000          4,775,000
                                                                    ------------
    MACHINERY-0.7%
Caa2 Goss Graphic Systems, Inc.,
       12.00%, 10/15/06...................              5,000          1,775,000
                                                                    ------------

PORTFOLIO OF INVESTMENTS(continued)                     ACM Managed Income Fund
================================================================================

Moody's                                             Principal
Investor                                             Amount
Ratings                                               (000)             Value
--------------------------------------------------------------------------------
    MEDICAL-0.6%
B3  MVE, Inc.,
     12.50%, 2/15/02(c) ..................        $     1,500       $  1,612,500
                                                                    ------------
    METALS/MINERALS-0.2%
Ca   Acme Metals, Inc.,
       10.875%, 12/15/07(d) ..............              3,913            489,125
                                                                    ------------
    OIL & GAS-1.1%
B3   Gothic Production Corp.,
       Series B,
       11.125%, 5/01/05 ..................              4,000          2,900,000
                                                                    ------------
    PLASTICS-2.1%
B3   Foamex L.P.,
       13.50%, 8/15/05(a) ................              5,000          5,525,000
                                                                    ------------
    TELECOMMUNICATIONS-13.1%
B3   Iridium L.L.C. Capital
       Corp., Series B,
       14.00%, 7/15/05 ...................              6,000          5,070,000
NR   Knology Holdings, Inc.,
       11.875%, 10/15/07(e) ..............              5,000          2,650,000
NR   Long Distance Direct
       Holdings, Inc.,
       12.25%, 4/15/08(a) ................              4,000          3,200,000
NR   Pathnet, Inc.,
       12.25%, 4/15/08 ...................              3,000          1,665,000
B3   Primus Telecommunications
       Inc., 11.25%,
       1/15/09(a) ........................              5,000          5,100,000
NR   Startec Global
       Communications Corp.,
       12.00%, 5/15/08 ...................              4,500          4,095,000
Caa1 Viatel, Inc.,
       12.50%, 4/15/08(e) ................             10,000          6,100,000
B3   Winstar Communications
       Inc.,
       12.50%, 3/15/04 ...................              7,500          7,312,500
                                                                    ------------
                                                                      35,192,500
                                                                    ------------
    Total Corporate Obligations
     (cost $140,838,373)                                             120,070,925
                                                                    ------------

                                                    Shares or
Moody's                                             Principal
Investor                                             Amount
Ratings                                               (000)             Value
--------------------------------------------------------------------------------
   YANKEE OBLIGATIONS-7.1%
Caa1 Brunner Mond Group PLC,
       11.00%, 7/15/08(a) ................        $     4,000        $ 2,500,000
B2   Bulong Operations Pty,
       12.50%, 12/15/08(a) ...............              4,000          4,050,000
B1   Centaur Mining &
       Exploration,
       11.00%, 12/01/07(a) ...............              3,000          2,880,000
B1   Filtronic PLC,
       10.00%, 12/01/05(a) ...............              4,000          4,120,000
Ba3  Murrin Murrin Hldgs. Pty.,
       9.375%, 8/31/07 ...................              4,000          3,620,000
B3   Northern Offshore ASA,
       10.00%, 5/15/05(a) ................              5,000          1,900,000
                                                                    ------------
    Total Yankee Obligations
     (cost $23,556,610) ..................                            19,070,000
                                                                    ------------
   PREFERRED STOCK-1.2%
Caa  Nextel Communications,
       Inc., Series E,
       11.125%, 2/15/10(f)
       (cost $3,343,343) .................              3,350          3,157,375
                                                                    ------------
   COMMON STOCKS &
     OTHER INVESTMENTS-0.1%
NR   Optel, Inc.
       Common Stock(g) ...................              5,000                150
NR   Knology Holdings, Inc.,
       Warrants, expiring
       10/15/07(a)(g)(h) .................              2,500              6,250
NR   Long Distance International
       Warrants, expiring
       4/13/08(g)(i) .....................              4,000             10,000
NR   Loral Space &
       Communication, Inc.,
       Warrants, expiring
       1/15/07(g)(j) .....................              4,950             54,450
NR   Microcell
       Telecommunications, Inc.,
       Warrants, expiring
       6/01/06(a)(g)(k) ..................             12,000            167,400

PORTFOLIO OF INVESTMENTS (continued)                     ACM Managed Income Fund
================================================================================

Moody's
Investor
Ratings                                                Shares          Value
--------------------------------------------------------------------------------
NR   Pathnet Inc.,
       Warrants, expiring
       4/15/08(a)(g)(l) ..................              3,000      $     30,000
NR   Startec Global
       Warrants, expiring
       5/15/08(g)(m) .....................              4,500             4,500
                                                                   ------------
    Total Common Stocks &
     Other Investments
     (cost $169,876) .....................                              272,750
                                                                   ------------


                                                      Principal
                                                       Amount
                                                       (000)          Value
--------------------------------------------------------------------------------
TIME DEPOSIT-0.2%
 State Street Bank &
   Trust Co., 4.50%, 3/01/99
   (cost $670,000) .......................        $       670      $    670,000
                                                                   ------------
TOTAL INVESTMENTS-115.4%
 (cost $333,074,321) .....................                          309,541,957
Other assets
 less liabilities - (15.4%) ..............                          (41,344,131)
                                                                   ------------
NET ASSETS-100.0% ........................                         $268,197,826
                                                                   ============
--------------------------------------------------------------------------------

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1999, the market value of these securities aggregated $47,631,150 or 17.8% of net assets.
(b)     Warrants are attached. Each warrant entitles the holder to purchase
        19.85 shares of Common Stock at $13.20 per share. The warrants are exercisable until 8/01/05.
(c) Warrants are attached. Each warrant entitles the holder to purchase .24 shares of common stock at $.01 per share. The warrants are exerciseable until 2/15/02.
(d)     Security is in default and is non-income producing.
(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.
(f)     PIK Preferred, quarterly stock payments.
(g)     Non-income producing security.
(h) Each warrant entitles the holder to purchase .00373 shares of Common Stock. The warrants are exercisable until 10/15/07.
(i) Each warrant entitles the holder to purchase 15.0874 shares of Common Stock at $.01 per share. The warrants are exercisable from 4/07/99 to 4/13/08.
(j) Each warrant entitles the holder to purchase .6056 shares of Common Stock at $.014 per share. The warrants are exercisable until 1/15/07.
(k) Each warrant entitles the holder to purchase 3.072 shares of Common Stock. The warrants are exercisable until 6/01/06.
(l) Each warrant entitles the holder to purchase 3.19 shares of Common Stock at $.01 per share. The warrants are exercisable until 4/15/08.
(m) Each warrant entitles the holder to purchase 1.25141 shares of Common Stock at $24.20 per share. The warrants are exercisable until 5/15/08.

Glossary of Terms:
NR - Not Rated.
PIK - Payment in Kind.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1999 (unaudited)                           ACM Managed Income Fund
================================================================================

ASSETS
 Investments in securities, at value (cost $333,074,321) .....     $309,541,957
 Cash ........................................................               47
 Interest receivable .........................................        6,221,767
 Receivable for investment securities sold ...................          674,084
 Prepaid expenses ............................................           29,233
                                                                   ------------
 Total assets ................................................      316,467,088
                                                                   ------------

LIABILITIES
 Payable for investment securities purchased .................       47,800,428
 Advisory fee payable ........................................          137,508
 Administrative fee payable ..................................           42,308
 Accrued expenses and other liabilities ......................          289,018
                                                                   ------------
 Total liabilities ...........................................       48,269,262
                                                                   ------------
NET ASSETS ...................................................     $268,197,826
                                                                   ============

COMPOSITION OF NET ASSETS
 Preferred stock, $.01 par value per share; 1,900 shares
  Remarketed Preferred Stock authorized, 950 shares issued
  and outstanding at $100,000 per share liquidation preference     $ 95,000,000
 Common stock, $.01 par value per share; 299,998,100 shares
  authorized, 22,818,226 shares issued and outstanding .......          228,182
 Additional paid-in capital ..................................      205,146,257
 Undistributed net investment income .........................        4,590,701
 Accumulated net realized loss on investment transactions ....      (13,234,950)
 Net unrealized depreciation of investments ..................      (23,532,364)
                                                                   ------------
                                                                   $268,197,826
                                                                   ============

NET ASSET VALUE PER SHARE OF COMMON STOCK
 ($268,197,826 less Remarketed Preferred Stock at liquidation value of $95,000,000 divided by 22,818,226 shares of Common
  Stock outstanding)                                               $       7.59
                                                                   ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 28, 1999 (unaudited)           ACM Managed Income Fund
================================================================================

INVESTMENT INCOME
 Interest ........................................... $ 15,029,155
 Dividends ..........................................      161,645
                                                      ------------
                                                                   $ 15,190,800

EXPENSES
 Advisory fees ......................................      909,861
 Administrative fee .................................      279,949
 Remarketed Preferred Stock-remarketing agent's fees       121,520
 Audit & legal ......................................       64,120
 Reports and notices to shareholders ................       29,319
 Transfer agency ....................................       24,478
 Directors' fees and expenses .......................       20,535
 Custodian ..........................................       17,653
 Registration fees ..................................       16,406
 Taxes ..............................................       11,980
 Miscellaneous ......................................       15,184
                                                      ------------
 Total expenses .....................................                 1,511,005
                                                                   ------------
 Net investment income ..............................                13,679,795
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net realized loss on investment transactions .......               (10,285,819)
 Net change in unrealized depreciation of investments               (13,054,657)
                                                                   ------------
 Net loss on investments ............................               (23,340,476)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..........              $ (9,660,681)
                                                                   ============



STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                    Six Months Ended       Year Ended
                                                                    February 28, 1999       August 31,
                                                                       (unaudited)            1998
                                                                    ------------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .............................................   $  13,679,795    $  27,768,803
 Net realized gain (loss) on investment transactions ...............     (10,285,819)      11,028,968
 Net change in unrealized appreciation (depreciation) of investments     (13,054,657)     (15,421,654)
                                                                       -------------    -------------
 Net increase (decrease) in net assets from operations .............      (9,660,681)      23,376,117
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Dividends From Net Investment Income:
   Common Stock ....................................................     (10,120,729)     (20,855,196)
   Remarketed Preferred Stock ......................................      (2,386,619)      (5,384,809)
 Distributions From Net Realized Gain on Investments:
   Common Stock ....................................................      (9,509,152)        (462,408)

COMMON STOCK TRANSACTIONS
 Reinvestment of dividends resulting in the issuance of Common Stock       3,606,721        3,920,134
                                                                       -------------    -------------
 Total increase (decrease) .........................................     (28,070,460)         593,838

NET ASSETS
 Beginning of year .................................................     296,268,286      295,674,448
                                                                       -------------    -------------
 End of period (including undistributed net investment income of
   $4,590,701 and $3,418,254, respectively) ........................   $ 268,197,826    $ 296,268,286
                                                                       =============    =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
February 28, 1999 (unaudited)                            ACM Managed Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.


1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. Government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with, procedures approved by the Board of Directors. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.


4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTES TO FINANCIAL STATEMENTS (continued)                ACM Managed Income Fund
================================================================================

NOTE B: Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended February 28, 1999, there was no reimbursement paid to AFS.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities, short term investments and options) aggregated $84,414,425 and $57,494,852, respectively, for the six months ended February 28, 1999. There were purchases of $237,241,150 and sales of $257,522,962 of U.S. government and government agency obligations for the six months ended February 28, 1999. At February 28, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $7,573,654 and gross unrealized depreciation of investments was $31,106,018, resulting in net unrealized depreciation of $23,532,364.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized.


Common Stock

There are 22,818,226 shares of common stock outstanding at February 28, 1999. During the six months ended February 28, 1999 and for the year ended August 31, 1998, the Fund issued 427,962 and 404,189 shares, respectively, in connection with the Fund's dividend reinvestment plan.


Preferred Stock

The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 4.81% and is effective through March 3, 1999.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)                ACM Managed Income Fund
================================================================================

NOTE E: Year 2000

Many computer systems and applications in use today process transactions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that Alliance, the Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), the Fund's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

FINANCIAL HIGHLIGHTS                                     ACM Managed Income Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                           Six Months
                                              Ended                                   Year Ended August 31,
                                         February 28, 1999    --------------------------------------------------------------------
                                           (unaudited)             1998          1997            1996          1995         1994
                                        ------------------         ----          ----            ----          ----         ----
Net asset value, beginning of year ........ $      8.99       $      9.13    $      8.36   $      8.14   $      7.99   $     10.79
                                            -----------       -----------    -----------   -----------   -----------   -----------
Income From Investment Operations
---------------------------------
Net investment income .....................         .60              1.24           1.20          1.20          1.18          1.16
Net realized and unrealized gain
  (loss) on investments and option
  transactions ............................       (1.03)             (.18)           .76           .04           .30         (1.07)
                                            -----------       -----------    -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value
 from operations ..........................        (.43)             1.06           1.96          1.24          1.48           .09
                                            -----------       -----------    -----------   -----------   -----------   -----------

Less: Dividends and Distributions
---------------------------------
Distributions to common shareholders:
 Dividends from net investment income .....        (.45)             (.94)          (.90)         (.83)         (.83)        (1.09)
 Distributions from net realized gains ....        (.42)             (.02)           -0-           -0-           -0-         (1.48)
 Distributions in excess of net
   investment income ......................         -0-               -0-            -0-           -0-          (.09)         (.09)
 Tax return of capital distribution .......         -0-               -0-            -0-           -0-          (.16)         (.04)
Distributions to preferred shareholders:
 Common Stock equivalent of dividends
   paid to Remarketed Preferred
   shareholders ...........................        (.10)             (.24)          (.29)         (.19)         (.25)         (.19)
                                            -----------       -----------    -----------   -----------   -----------   -----------
Total dividends and distributions .........        (.97)            (1.20)         (1.19)        (1.02)        (1.33)        (2.89)
                                            -----------       -----------    -----------   -----------   -----------   -----------
Net asset value, end of period ............ $      7.59       $      8.99    $      9.13   $      8.36   $      8.14   $      7.99
                                            ===========       ===========    ===========   ===========   ===========   ===========
Market value, end of period ............... $     8.875       $    8.6875    $    10.000   $     9.500   $     9.375   $     8.875
                                            ===========       ===========    ===========   ===========   ===========   ===========

Total Return
------------
Total investment return based on: (a)
 Market value .............................       13.00%            (4.05)%        16.03%        11.39%        20.63%          .66%
 Net asset value ..........................       (6.60)%            8.74%         20.38%        12.89%        16.34%        (4.42)%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted) . $   268,198       $   296,268    $   295,674   $   275,248   $   266,569   $   258,018
Ratio of expenses to average net assets (b)        1.08%(c)          1.04%          1.05%         1.09%         1.07%         1.14%
Ratio of net investment income to
 average net assets (b) ...................        9.77%(c)          9.04%          9.21%         9.30%         9.69%         8.32%
Portfolio turnover rate ...................          97%              157%           253%          360%          392%          366%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(b) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.
(c) Annualized.

                                                         ACM Managed Income Fund
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)

OFFICERS
Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Wayne C. Tappe, Vice President
Christian G. Wilson, Vice President

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

COMMON STOCK:
CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

William H. Foulk, Jr. (1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White  (1)

Edmund P. Bergan, Jr.,Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
IBJ Schroder Bank & Trust Co.
1 State Street
New York, NY 10004

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------
(1) Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

12
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

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

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

ACM Managed Income Fund
Summary of General Information


The Fund

ACM Managed Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide investors with a high level of total return by seeking both high current income and capital appreciation. In seeking this objective the Fund will invest primarily in U.S. Government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including options and futures contracts.


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds".


Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


ACM Managed Income Fund
1345 Avenue of the Americas
New York, New York 10105

[LOGO OF ALLIANCE CAPITAL]

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFSR





                                      ACM

                        ------------------------------

                                    Managed

                        ------------------------------

                                  Income Fund

                        ------------------------------





                                        Semi-Annual
                                        Report
                                        February 28, 1999


                                        [LOGO OF ALLIANCE]